SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2023

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted at Item 5.07 below, our Stockholders approved an increase in the number of shares subject to the GeoVax Labs, Inc. 2020 Stock Incentive Plan to 2,250,000 shares and also approved the GeoVax Labs, Inc. 2023 Stock Incentive Plan. Details of these proposals were previously reported in our definitive proxy materials filed June 12, 2023 (the “Proxy Statement”).

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 1, 2023. The Company received proxies totaling 13,224,236 of its 26,443,649 issued and outstanding shares of common stock as of the record date of June 2, 2023. The stockholders voted on the following proposals and the results of the voting are presented below.

Election of Directors

Our stockholders voted to elect the slate of directors consisting of seven members to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. There were a total of 7,216,927 broker non-votes on this item.

Nominee	For	Withheld
Randal D. Chase	4,808,267	1,199,042
David A. Dodd	5,436,151	571,158
Dean G. Kollintzas	4,959,658	1,047,651
Nicole Lemerond	5,543,723	463,586
Robert T. McNally	4,344,966	1,662,343
Jayne Morgan	5,285,055	722,304
John N. Spencer, Jr.	5,184,655	822,654

Ratification of Independent Auditor

Our stockholders approved the ratification of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this item.

For	Against	Abstain
12,440,417	542,971	240,848

Increase in Shares Subject to the GeoVax Labs, Inc. 2020 Stock Incentive Plan

Our stockholders approved an increase in the aggregate number of shares of common stock subject to the GeoVax Labs, Inc. 2020 Stock Incentive Plan from 1,500,000 shares to 2,250,000 shares. There were a total of 7,216,927 broker non-votes on this item.

For	Against	Abstain
3,797,332	2,050,214	159,763

Approval of the GeoVax Labs, Inc. 2023 Stock Incentive Plan

Our stockholders approved the GeoVax Labs, Inc. 2023 Stock Incentive Plan. There were a total of 7,216,927 broker non-votes on this item.

For	Against	Abstain
4,185,208	1,704,426	117,675

Advisory Vote on the Compensation of our Named Executive Officers

Our stockholders approved, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement). There were a total of 7,216,927 broker non-votes on this item.

For	Against	Abstain
4,266,217	1,579,393	161,699

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

Our stockholders approved, on an advisory basis, the frequency of future advisory votes on the compensation of our Named Executive Officers (as defined in the Proxy Statement). The determination was to hold such advisory votes on a three-year cycle.

1 Year	2 Years	3 Years	Abstain
2,365,390	476,001	2,796,560	369,358

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2023

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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